SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 23, 2004

                           MEDIA SERVICES GROUP, INC.

               (Exact name of Registrant as specified in charter)



  Nevada                       0-16730                 88-0085608
--------------------------------------------------------------------------------
(State or other              (Commission              (I.R.S. Employer
jurisdiction of                File No.)              Identification No.)
incorporation)


                               575 Madison Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)

                                  917-339-7134
              (Registrant's telephone number, including area code)

Item 8.01: Other Events

On August 23, 2004, Media Services Group, Inc. (the "Company") announced the market introduction of a new product by its majority owned subsidiary, Future Developments America, Inc. ("FDA") The product is a two-component, digital, encrypted, spread spectrum video and audio transmitter receiver that represents the latest advancement in deploying digital wireless technology for intelligence collection, surveillance and security.

The Company also announced the recruitment of a senior business developer for Future Developments America, Inc. Mr. Kyle von Bucholz, a veteran business development professional with extensive military sales experience, has joined FDA to spearhead the sales and marketing efforts for the digital and audio transmitter product.

The foregoing summary is qualified in its entirety by the Press Release incorporated herein as Exhibit 99.1.



Item 9.01: Financial Statements and Exhibits

(a) N/A
(b) N/A
(c) The following documents are filed herewith as exhibits to this Form 8-K:

Exhibit No.
99.1     Press Release issued by the Registrant dated September 23, 2004.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.














                                              MEDIA SERVICES GROUP, INC.

Date: September 27, 2004                     By: /s/ Richard J. Mitchell III
                                                 ----------------------------
                                             Name:    Richard J. Mitchell III
                                             Title:   Chief Accounting Officer


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                               UNAUDITED PRO FORMA
                              FINANCIAL STATEMENTS



                                  EXHIBIT INDEX

Exhibit No.                  Description of Exhibit



99.1     Press Release issued by the Registrant dated September 23, 2004.